UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Segall Bryant & Hamill All Cap Fund
(SBHAX)

Segall Bryant & Hamill Small Cap Value Fund
(SBHVX)

ANNUAL REPORT
JUNE 30, 2017

Segall Bryant & Hamill Funds
Each a series of Investment Managers Series Trust

Table of Contents

Segall Bryant & Hamill All Cap Fund
Shareholder Letter	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Segall Bryant & Hamill Small Cap Value Fund
Shareholder Letter	13
Fund Performance	15
Schedule of Investments	16
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	23
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	31
Supplemental Information	32
Expense Examples	35

This report and the financial statements contained herein are provided for the general information of the shareholders of the Segall Bryant & Hamill Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.sbhfunds.com

August 11, 2017

To:	Segall Bryant & Hamill All Cap Fund Shareholders

From:	Ralph M. Segall, CFA, CIC Principal, Chief Investment Officer

RE:	SBHAX – Annual Shareholder Letter

The SBH All Cap Fund (SBHAX) returned 13.1% in the fiscal year ending June 30, 2017. In absolute terms, this was a strong performance, but the Fund underperformed the benchmark Russell 3000 Index, which returned 18.5% for the period. The negative performance was the result of security selection, which detracted 5.6% from relative performance. Sector allocation positively contributed 1.7%, even with a 0.7% drag from a normal-sized cash position.

The largest detractors from security selection were in the Consumer Discretionary and Financials sectors, which detracted 3.0% and 1.2%, respectively. Conversely, in terms of sector allocation, an absence of holdings in interest rate-sensitive sectors like Real Estate, Telecommunication Services and Utilities worked to our advantage, adding close to 2.0% in relative return.

The return profile of the portfolio was much like a story in two chapters. During the first half of the fiscal year (the last six months of 2016), the portfolio returned 3.2% on an absolute basis, underperforming the benchmark by 5.6%. In particular, the fourth calendar quarter of 2016 was difficult. The market responded very strongly to the U.S. presidential election with a spurt in both cyclical companies and the large money center banks, both segments of the market in which the portfolio was underrepresented, the former because of our concerns about profit margins in general (see last section) and the latter because we preferred regional banks with more ongoing loan growth potential.

The second half of the fiscal year (the first half of calendar-year 2017) has been a different story as the portfolio returned 9.6%, compared to a return of 8.9% for the benchmark. As has been historically typical for the strategy, security selection was primarily responsible for the relative outperformance, (approximately two-thirds of the total,) while sector allocation contributed approximately one-third of the total. Security selection in the first half of 2017 was strongest in Consumer Staples (+0.7%) and Industrials (+0.3%) and weakest in Consumer Discretionary (-0.5%). Sector allocation was most favorable in underweighting Telecommunication Services (+0.4%), while our aforementioned allocation to cash was the biggest allocation detractor. For the year, 10 new names were added to the portfolio and 19 names were removed. Turnover for the year ran at 38%, in line with historical experience, although the pace was considerably lower in the first half and slightly higher in the second.

SEGALL BRYANT & HAMILL
540 West Madison Street, Suite 1900
Chicago, IL 60661

We still have a way to go towards making up the lost ground, but even the longest journey begins with the first step. For us, the first step we took was actually a step back in order to reflect. In periods of fluctuating relative performance, the tendency to intensify the question of what may not be functioning in the investment process increases. We have reviewed the philosophy underlying our approach to satisfy ourselves it remains durable, reaffirmed our decision-making process for the construction and maintenance of the portfolio and confirmed that we have right the personnel doing this work on behalf of the portfolio. At day’s end, this period feels much like it did in the late 1990s to those of us who were around back then. Back then, the overwhelming consensus was that valuations did not matter in making investments in technology stocks, and that not being overweight technology was an expensive (and unnecessary) sort of conservatism. Today, the holy grail are indexers, and the true believers, just like the tech true believers, think that not completely embracing index investing is a fool’s errand. Our view is that the boom in indexing is a pernicious (indirect) byproduct of the global central banks’ effort to use quantitative easing (QE) to stimulate their economies and is not sustainable. Market trends that take a while to get established and rolling, however, can develop a momentum of their own. As Keynes observed, the market can stay irrational longer than you can stay solvent. In due course, manias run their course, and in the aftermath, those who kept their heads find that some sort of balance is restored.

As the new fiscal year begins, the stock market continues to power to new highs amidst great complacency, and interest rates continue to fall at the long end of the maturity spectrum even as the U.S. Federal Reserve (Fed) continues to increase short-term rates. Meanwhile, the economy is just chugging along, much as it has since the aftermath of the great downturn in 2008–09, in a state of neither being too strong nor too weak. Many are reading signs of lower interest rates and low inflation levels to conclude that a new recession may be imminent. We are not of that opinion. Recessions have rarely, if ever, started out of the economy falling from exhaustion. There has to be some excess in the system to be worked out. Pockets of excess do exist—in subprime auto debt, for instance—but none seem large enough to be systemic. This is not to say a recession in profits can’t occur, and on that score, we are quite concerned. Corporate America has been able to raise profit margins to record high levels in the last several years and keep them there, despite sluggish growth overall. The factors that created this opportunity, including slack labor usage and steadily falling commodity prices, may have had their peak effect, and future gains in profits may be more dependent on growth than ever. Growth, as noted, does not seem to be picking up.

As the second quarter’s end, the stock market and the bond market appeared to be interpreting the situation above in opposing fashion. In classic Business Cycle theory, this is not natural; the outlook for stocks ought to be good when business is strong and the outlook is for interest rates to go higher (and for bond prices to move lower). Current conditions in which prices of both are rising is not likely sustainable. At the same time, measures of volatility, which can be viewed as proxies for investor concern about risk, are at multi-year lows in both the stock and the bond markets. To us, this suggests that the risks of a sharp reversal if (when) some new development is introduced are higher than normal, and caution is warranted.

SEGALL BRYANT & HAMILL
540 West Madison Street, Suite 1900
Chicago, IL 60661

The views in this letter were as of June 30, 2017 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The Fund’s principal risks are: Market Risk: The market value of a security or instrument may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of Securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Small- and Mid-Cap Company Risk: The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. Management Risk: The Fund’s portfolio is actively managed. The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Past Performance Does Not Guarantee Future Results.

SEGALL BRYANT & HAMILL
540 West Madison Street, Suite 1900
Chicago, IL 60661

Segall Bryant & Hamill All Cap Fund
FUND PERFORMANCE at June 30, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 3000 Index. Results include the reinvestment of all dividends and capital gains.

The Russell 3000 Index measures the performance of the largest 3,000 US companies. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Return as of June 30, 2017	1 Year	3 Years	Since Inception	Inception Date
Segall Bryant & Hamill All Cap Fund	13.14%	7.03%	9.03%	07/31/13
Russell 3000 Index	18.51%	9.10%	11.69%	07/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (866) 490-4999.

Gross and net expense ratios for the Fund were 1.69% and 1.10%, respectively, which were the amounts stated in the current prospectus dated November 1, 2016. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.10% of the average daily net assets of the Fund. This agreement is in effect until October 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee.

Segall Bryant & Hamill All Cap Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2017

Number of Shares		Value
	COMMON STOCKS – 95.0%
	COMMUNICATIONS – 1.6%
9,660	Walt Disney Co.	$1,026,375

	CONSUMER DISCRETIONARY – 15.4%
1,956	Amazon.com, Inc.*	1,893,408
26,692	Aramark	1,093,838
15,562	CBS Corp. - Class B	992,544
38,449	Comcast Corp. - Class A	1,496,435
33,470	LKQ Corp.*	1,102,837
23,119	Newell Brands, Inc.	1,239,641
19,140	Starbucks Corp.	1,116,053
11,783	TJX Cos., Inc.	850,379
		9,785,135
	CONSUMER STAPLES – 5.8%
15,838	Estee Lauder Cos., Inc. - Class A	1,520,131
9,901	Nestle S.A. - ADR	863,367
15,824	TreeHouse Foods, Inc.*	1,292,663
		3,676,161
	ENERGY – 2.9%
9,454	Concho Resources, Inc.*	1,148,945
15,665	Halliburton Co.	669,052
		1,817,997
	FINANCIALS – 18.0%
32,592	Air Lease Corp. - Class A	1,217,637
21,897	American International Group, Inc.	1,369,000
5,372	Berkshire Hathaway, Inc. - Class B*	909,856
25,304	Citizens Financial Group, Inc.	902,847
11,224	First Republic Bank	1,123,522
76,190	FNB Corp.	1,078,850
16,687	FNF Group	748,078
14,399	JPMorgan Chase & Co.	1,316,069
10,387	Reinsurance Group of America, Inc.	1,333,587
15,065	Visa, Inc. - Class A	1,412,796
		11,412,242
	HEALTH CARE – 18.0%
4,197	Allergan PLC[1]	1,020,249
9,689	Bio-Techne Corp.	1,138,457
10,569	Danaher Corp.	891,918
41,663	Hologic, Inc.*	1,890,667
9,951	Johnson & Johnson	1,316,418
13,684	Medtronic PLC[1]	1,214,455
1,899	Mettler-Toledo International, Inc.*	1,117,637
7,676	UnitedHealth Group, Inc.	1,423,284

Segall Bryant & Hamill All Cap Fund
SCHEDULE OF INVESTMENTS – Continued
As of June 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
23,008	Zoetis, Inc.	$1,435,239
		11,448,324
	INDUSTRIALS – 12.2%
6,382	Acuity Brands, Inc.	1,297,333
9,768	Honeywell International, Inc.	1,301,977
13,629	Ingersoll-Rand PLC[1]	1,245,554
6,489	Parker-Hannifin Corp.	1,037,072
6,712	Raytheon Co.	1,083,854
4,470	Roper Industries, Inc.	1,034,939
4,720	Watsco, Inc.	727,824
		7,728,553
	MATERIALS – 3.6%
10,362	Avery Dennison Corp.	915,690
10,276	FMC Corp.	750,662
2,857	Martin Marietta Materials, Inc.	635,911
		2,302,263
	TECHNOLOGY – 17.5%
12,551	Adobe Systems, Inc.*	1,775,213
1,910	Alphabet, Inc. - Class C*	1,735,674
16,093	Amphenol Corp. - Class A	1,187,985
12,527	Apple, Inc.	1,804,139
7,691	Equifax, Inc.	1,056,897
18,097	Guidewire Software, Inc.*	1,243,445
41,892	Integrated Device Technology, Inc.*	1,080,395
12,442	Red Hat, Inc.*	1,191,322
		11,075,070
	TOTAL COMMON STOCKS (Cost $49,801,080)	60,272,120

Principal Amount
	SHORT-TERM INVESTMENTS – 4.6%
$2,913,426	UMB Money Market Fiduciary, 0.01%[2]	2,913,426

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,913,426)	2,913,426

	TOTAL INVESTMENTS – 99.6% (Cost $52,714,506)	63,185,546
	Other Assets in Excess of Liabilities – 0.4%	277,264

	TOTAL NET ASSETS – 100.0%	$63,462,810

Segall Bryant & Hamill All Cap Fund
SCHEDULE OF INVESTMENTS – Continued
As of June 30, 2017

ADR – American Depositary Receipt
PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill All Cap Fund
SUMMARY OF INVESTMENTS
As of June 30, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Health Care	18.0%
Financials	18.0%
Technology	17.5%
Consumer Discretionary	15.4%
Industrials	12.2%
Consumer Staples	5.8%
Materials	3.6%
Energy	2.9%
Communications	1.6%
Total Common Stocks	95.0%
Total Short-Term Investments	4.6%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill All Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2017

Assets:
Investments, at value (cost $52,714,506)	$63,185,546
Receivables:
Investment securities sold	655,654
Fund shares sold	16,714
Dividends and interest	24,444
Prepaid expenses	13,883
Total assets	63,896,241

Liabilities:
Payables:
Investment securities purchased	335,201
Fund shares redeemed	8,896
Advisory fees	30,581
Shareholder servicing fees (Note 7)	4,484
Auditing fees	17,593
Fund administration fees	8,220
Fund accounting fees	6,076
Transfer agent fees and expenses	5,767
Custody fees	4,009
Chief Compliance Officer fees	1,142
Trustees' fees and expenses	455
Accrued other expenses	11,007
Total liabilities	433,431

Net Assets	$63,462,810

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$52,606,265
Accumulated net investment loss	(14,248)
Accumulated net realized gain on investments	399,753
Net unrealized appreciation on investments	10,471,040
Net Assets	$63,462,810

Number of shares issued and outstanding	4,747,153
Net asset value per share	$13.37

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill All Cap Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2017

Investment Income:
Dividends (net of withholding taxes of $4,130)	$570,013
Interest	225
Total investment income	570,238

Expenses:
Advisory fees	448,155
Fund administration fees	61,025
Shareholder servicing fees (Note 7)	47,179
Fund accounting fees	44,327
Transfer agent fees and expenses	33,231
Registration fees	21,242
Auditing fees	17,593
Shareholder reporting fees	16,990
Legal fees	15,803
Custody fees	14,588
Trustees' fees and expenses	6,944
Miscellaneous	5,476
Chief Compliance Officer fees	5,099
Insurance fees	1,216

Total expenses	738,868
Advisory fees waived	(159,002)
Net expenses	579,866
Net investment loss	(9,628)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	455,655
Net change in unrealized appreciation/depreciation on investments	6,275,041
Net realized and unrealized gain on investments	6,730,696

Net Increase in Net Assets from Operations	$6,721,068

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill All Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(9,628)	$(892)
Net realized gain on investments	455,655	271,233
Net change in unrealized appreciation/depreciation on investments	6,275,041	1,339,513
Net increase in net assets resulting from operations	6,721,068	1,609,854

Distributions to Shareholders:
From net investment income	(13,583)	-
From net realized gain	-	(677,206)
Total distributions to shareholders	(13,583)	(677,206)

Capital Transactions:
Net proceeds from shares sold	20,502,187	23,206,143
Reinvestment of distributions	13,529	668,818
Cost of shares redeemed[1]	(5,975,893)	(1,060,555)
Net increase in net assets from capital transactions	14,539,823	22,814,406

Total increase in net assets	21,247,308	23,747,054

Net Assets:
Beginning of period	42,215,502	18,468,448
End of period	$63,462,810	$42,215,502

Accumulated net investment loss	$(14,248)	$-

Capital Share Transactions:
Shares sold	1,650,592	2,098,479
Shares reinvested	1,091	57,756
Shares redeemed	(477,020)	(90,925)
Net increase in capital share transactions	1,174,663	2,065,310

[1]	Net of redemption fee proceeds of $1,174 and $5,143, respectively.

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill All Cap Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30,			For the Period July 31, 2013* through June 30, 2014
	2017	2016	2015
Net asset value, beginning of period	$11.82	$12.25	$11.44	$10.00
Income from Investment Operations:
Net investment loss[1]	- [2]	- [2]	(0.01)	(0.02)
Net realized and unrealized gain on investments	1.55	- [2]	0.94	1.46
Total from investment operations	1.55	-	0.93	1.44

Less Distributions:
From net investment income	- [2]	-	-	-
From net realized gain	-	(0.43)	(0.12)	-
Total distributions	-	(0.43)	(0.12)	-

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$13.37	$11.82	$12.25	$11.44

Total return[3]	13.14%	0.07%	8.28%	14.40%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$63,463	$42,216	$18,468	$16,074

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.40%	1.69%	2.12%	2.64%[5]
After fees waived and expenses absorbed	1.10%	1.10%	1.10%	1.10%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.32)%	(0.59)%	(1.09)%	(1.76)%[5]
After fees waived and expenses absorbed	(0.02)%	0.00%	(0.07)%	(0.22)%[5]

Portfolio turnover rate	38%	33%	46%	36%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

August 11, 2017

To:	Segall Bryant & Hamill Small Cap Value Fund Shareholders

From:	Mark Dickherber, CFA, CPA
Principal, Senior Portfolio Manager

Shaun P. Nicholson
Principal, Senior Portfolio Manager

RE:	SBHVX – Annual Shareholder Letter

The SBH Small Cap Value Fund (SBHVX) returned 18.1% in the fiscal year ending June 30, 2017. The result was strong in absolute terms, but trailed the benchmark Russell 2000 Value Index, which returned 24.9% for the period. Security selection detracted more than 7.9% from relative performance, while sector allocation positively contributed 2.7% to relative returns, even with a 1.8% drag from the portfolio’s cash position. In terms of security selection, the largest detractors were in the Consumer Discretionary (-3.1%) and Materials (-2.0%) sectors. In terms of sector allocation, an underweight in Financials provided a negative impact of 1.2%.

The return profile of the portfolio was a tale of pre-election and post-election periods. In the pre-election period (June 30th 2016 to November 7th 2016), the portfolio returned 4.2% in absolute terms, trailing the benchmark by approximately 1.4%. The last seven weeks of 2017 following the election were very difficult for the portfolio. The market responded very strongly to the election with a surge in the Financials, Materials and Energy sectors, while Healthcare (an overweight in the portfolio) lagged significantly given its more defensive nature. From November 7th 2016 to December 31st, 2016, the Russell 2000 Value Index returned a robust 17.6%, while our portfolio returned 12.8%. In short, the last seven weeks of 2016 were responsible for essentially all of the underperformance during the entire fiscal year. In contrast, the portfolio performed well in the second half of the fiscal year, outperforming the benchmark by 0.7% from December 31, 2016 through June 30th 2017.

In recapping the year from a stock perspective, the two largest contributors to performance were Harsco Corporation (HSC) and Angie’s List Inc. (ANGI), which together contributed 1.7% to performance. HSC has undergone a significant turnaround in terms of Return on Invested Capital (ROIC). As a result of the stock’s large move during the fiscal year (+142%), we have significantly trimmed our position size as HSC’s reward-to-risk ratio has become more balanced. ANGI had been looking at strategic alternatives the last several quarters, culminating in an announced merger with IAC/InteractiveCorp (IAC) in May. That transaction unlocked a significant amount of value in the company, culminating in a +121% return for ANGI for the fiscal year. We have used the strength to trim the position.

SEGALL BRYANT & HAMILL
540 West Madison Street, Suite 1900
Chicago, IL 60661

In term of detractors, Crocs, Inc. (CROX) and Orchids Paper Products Company (TIS) were our weakest performers. CROX’s weak performance during the fiscal year (-31%) was not due to a mismanagement of the business, but more so the result of significant currency pressure on top of a very challenging retail environment. We have liked the long-term story and value creation opportunity at CROX; however, given the uncontrollable headwinds faced by the company, we have lowered our position size given the changing reward-to-risk ratio. TIS has been a position that we held for improved returns via customer expansion and pricing recovery within dollar stores. Unfortunately, the pricing has not remotely recovered, which has bled over to less return opportunity given dynamics on the new business front. The structural shift has caused us to exit our position over the last few months.

In closing, we are cognizant that there is a comfort in sticking with the crowd at times. In some time periods, when we are being paid appropriately for the risk, we may indeed find ourselves with the crowd. With the popularity of passive ETFs, the crowd trade has worked by and large, but there are consequences to that approach—ranging from a lack of price discovery to an environment in which some companies are provided with capital that they would otherwise not have, at least capital at a much cheaper cost than would normally be the case. A result is that investors cannot necessarily discern the weak companies from those with the highest potential to outperform. Our bottom-up approach is a risk-mitigating process where ROIC and its relationship with cost of capital is understood, in addition to understanding firm culture, management’s philosophy and incentives aimed at driving and rewarding good behaviors. We seek inflection points in capital allocation where improving ROIC is the product of these inflections. Coupled with this approach, we scenario test to understand the risk we are accepting and being paid to take accordingly so that we are heavily skewed to upside potential. We seek inflection points in capital allocation where improving ROIC is the product of these inflections.

We wish to thank our clients, partners and prospects—you make us better investors with your questions, feedback and support.

Thank you,

Mark and Shaun

The views in this letter were as of June 30, 2017 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The Fund’s principal risks are: Market Risk: The market value of a security or instrument may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Small- and Mid-Cap Company Risk: The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. Management Risk: The Fund’s portfolio is actively managed. The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Past Performance Does Not Guarantee Future Results.

SEGALL BRYANT & HAMILL
540 West Madison Street, Suite 1900
Chicago, IL 60661

Segall Bryant & Hamill Small Cap Value Fund
FUND PERFORMANCE at June 30, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Value Index.  Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Value Index is a subset of the Russell 3000 index and measures the performance of the 2,000 small cap value companies. The index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not available for investment.

Average Annual Total Return as of June 30, 2017	1 Year	3 Years	Since Inception	Inception Date
Segall Bryant & Hamill Small Cap Value Fund	18.07%	5.79%	8.17%	07/31/13
Russell 2000 Value Index	24.86%	7.02%	9.20%	07/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling (866) 490-4999.

Gross and net expense ratios for the Fund were 1.56% and 1.20%, respectively, which were the amounts stated in the current prospectus dated November 1, 2016, as supplemented January 27, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.20% of the average daily net assets of the Fund. Effective February 1, 2017, the Advisor has agreed to voluntarily reduce the limit on the total annual fund operating expenses by an additional 0.12% to 1.08% of the Fund’s average daily net assets from February 1, 2017 through October 31, 2017. This agreement is in effect until October 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee.

Segall Bryant & Hamill Small Cap Value Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2017

Number of Shares		Value
	COMMON STOCKS – 94.0%
	COMMUNICATIONS – 0.6%
27,805	Angie's List, Inc.*	$355,626
	CONSUMER DISCRETIONARY – 10.7%
22,015	Bloomin' Brands, Inc.	467,378
6,956	Buffalo Wild Wings, Inc.*	881,325
41,337	Chico's FAS, Inc.	389,395
131,164	Crocs, Inc.*	1,011,274
9,311	Deckers Outdoor Corp.*	635,569
45,130	DSW, Inc. - Class A	798,801
4,741	Jack in the Box, Inc.	466,989
19,616	Motorcar Parts of America, Inc.*	553,956
50,744	Quanex Building Products Corp.	1,073,236
7,581	Red Robin Gourmet Burgers, Inc.*	494,660
		6,772,583
	CONSUMER STAPLES – 2.9%
4,439	Lancaster Colony Corp.	544,310
20,606	Snyders-Lance, Inc.	713,380
6,781	TreeHouse Foods, Inc.*	553,940
		1,811,630
	ENERGY – 1.4%
27,331	Carrizo Oil & Gas, Inc.*	476,106
9,755	PDC Energy, Inc.*	420,538
		896,644
	FINANCIALS – 20.5%
26,014	Ameris Bancorp	1,253,875
69,956	Arbor Realty Trust, Inc. - REIT	583,433
25,958	Chimera Investment Corp. - REIT	483,598
16,465	Enterprise Financial Services Corp.	671,772
21,593	Equity Commonwealth - REIT*	682,339
28,840	First Busey Corp.	845,589
13,538	First Community Bancshares, Inc.	370,264
20,700	First Horizon National Corp.	360,594
13,432	IBERIABANK Corp.	1,094,708
71,800	Investors Bancorp, Inc.	959,248
22,847	Lakeland Financial Corp.	1,048,220
32,793	National Bank Holdings Corp. - Class A	1,085,776
22,146	Renasant Corp.	968,666
35,811	Seacoast Banking Corp. of Florida*	863,045
30,498	TFS Financial Corp.	471,804
29,584	Umpqua Holdings Corp.	543,162
17,118	WesBanco, Inc.	676,846
		12,962,939

Segall Bryant & Hamill Small Cap Value Fund
SCHEDULE OF INVESTMENTS – Continued
As of June 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Health Care – 10.9%
16,089	Alere, Inc.*	$807,507
35,773	Brookdale Senior Living, Inc.*	526,221
23,656	Haemonetics Corp.*	934,175
112,662	Harvard Bioscience, Inc.*	287,288
41,624	Horizon Pharma PLC*1	494,077
60,636	Orthofix International N.V.*1	2,818,361
20,870	PharMerica Corp.*	547,838
11,935	Premier, Inc. - Class A*	429,660
		6,845,127
	INDUSTRIALS – 20.3%
35,536	Air Transport Services Group, Inc.*	773,974
8,629	Astec Industries, Inc.	478,996
9,845	AZZ, Inc.	549,351
8,926	EMCOR Group, Inc.	583,582
8,704	EnerSys, Inc.	630,605
23,304	ESCO Technologies, Inc.	1,390,083
12,157	Esterline Technologies Corp.*	1,152,484
30,623	FTI Consulting, Inc.*	1,070,580
123,443	Great Lakes Dredge & Dock Corp.*	530,805
19,561	Harsco Corp.*	314,932
20,530	ITT, Inc.	824,895
5,930	Orbital ATK, Inc.	583,275
10,626	Oshkosh Corp.	731,919
109,602	Spartan Motors, Inc.	969,978
65,502	SPX Corp.*	1,648,030
8,983	Watts Water Technologies, Inc. - Class A	567,726
		12,801,215
	MATERIALS – 8.0%
34,674	Bemis Co., Inc.	1,603,673
63,069	Innophos Holdings, Inc.	2,764,945
17,059	Orchids Paper Products Co.	220,914
18,386	Schnitzer Steel Industries, Inc. - Class A	463,327
		5,052,859
	TECHNOLOGY – 15.8%
4,328	Barracuda Networks, Inc.*	99,804
101,804	Electro Scientific Industries, Inc.*	838,865
21,676	FireEye, Inc.*	329,692
44,532	FLIR Systems, Inc.	1,543,479
11,293	Gigamon, Inc.*	444,379
81,898	Infinera Corp.*	873,852
93,300	Marchex, Inc. - Class B*	278,034
38,950	Nuance Communications, Inc.*	678,119

Segall Bryant & Hamill Small Cap Value Fund
SCHEDULE OF INVESTMENTS – Continued
As of June 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
66,591	Pitney Bowes, Inc.	$1,005,524
32,049	Progress Software Corp.	989,994
138,229	Seachange International, Inc.*	367,689
303,853	ServiceSource International, Inc.*	1,178,950
45,527	Xperi Corp.	1,356,704
		9,985,085
	UTILITIES – 2.9%
13,282	American States Water Co.	629,700
17,002	New Jersey Resources Corp.	674,979
13,581	PNM Resources, Inc.	519,473
		1,824,152
	TOTAL COMMON STOCKS (Cost $53,808,274)	59,307,860

Principal Amount
	SHORT-TERM INVESTMENTS – 6.7%
$4,221,079	UMB Money Market Fiduciary, 0.01%[2]	4,221,079

	TOTAL SHORT-TERM INVESTMENTS (Cost $4,221,079)	4,221,079

	TOTAL INVESTMENTS – 100.7% (Cost $58,029,353)	63,528,939
	Liabilities in Excess of Other Assets – (0.7)%	(456,967)

	TOTAL NET ASSETS – 100.0%	$63,071,972

PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Small Cap Value Fund
SUMMARY OF INVESTMENTS
As of June 30, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	20.5%
Industrials	20.3%
Technology	15.8%
Health Care	10.9%
Consumer Discretionary	10.7%
Materials	8.0%
Utilities	2.9%
Consumer Staples	2.9%
Energy	1.4%
Communications	0.6%
Total Common Stocks	94.0%
Total Short-Term Investments	6.7%
Total Investments	100.7%
Liabilities in Excess of Other Assets	(0.7)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2017

Assets:
Investments, at value (cost $58,029,353)	$63,528,939
Receivables:
Investment securities sold	276,743
Fund shares sold	76,327
Dividends and interest	40,330
Prepaid expenses	21,226
Total assets	63,943,565

Liabilities:
Payables:
Investment securities purchased	784,227
Fund shares redeemed	13
Advisory fees	31,144
Shareholder servicing fees (Note 7)	3,908
Auditing fees	17,593
Fund administration fees	8,752
Fund accounting fees	6,696
Transfer agent fees and expenses	4,778
Custody fees	3,212
Chief Compliance Officer fees	1,611
Trustees' fees and expenses	1,094
Accrued other expenses	8,565
Total liabilities	871,593

Net Assets	$63,071,972

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$54,033,533
Accumulated net investment income	44,316
Accumulated net realized gain on investments	3,494,537
Net unrealized appreciation on investments	5,499,586
Net Assets	$63,071,972

Number of shares issued and outstanding	5,183,669
Net asset value per share	$12.17

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Small Cap Value Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2017

Investment Income:
Dividends	$697,559
Interest	434
Total investment income	697,993

Expenses:
Advisory fees	504,563
Fund administration fees	63,137
Fund accounting fees	44,697
Shareholder servicing fees (Note 7)	38,343
Transfer agent fees and expenses	31,887
Custody fees	19,628
Registration fees	19,555
Legal fees	17,767
Auditing fees	17,593
Shareholder reporting fees	10,023
Trustees' fees and expenses	7,011
Chief Compliance Officer fees	5,100
Miscellaneous	2,280
Insurance fees	1,251

Total expenses	782,835
Advisory fees waived	(137,635)
Net expenses	645,200
Net investment income	52,793

Realized and Unrealized Gain on Investments:
Net realized gain on investments	3,882,539
Net change in unrealized appreciation/depreciation on investments	4,388,583
Net realized and unrealized gain on investments	8,271,122

Net Increase in Net Assets from Operations	$8,323,915

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$52,793	$91,521
Net realized gain on investments	3,882,539	272,075
Net change in unrealized appreciation/depreciation on investments	4,388,583	(1,345,213)
Net increase (decrease) in net assets resulting from operations	8,323,915	(981,617)

Distributions to Shareholders:
From net investment income	(32,471)	(57,629)
From net realized gain	(98,211)	(1,563,733)
Total distributions to shareholders	(130,682)	(1,621,362)

Capital Transactions:
Net proceeds from shares sold	17,838,538	15,112,273
Reinvestment of distributions	118,102	1,354,557
Cost of shares redeemed[1]	(6,182,672)	(1,419,105)
Net increase in net assets from capital transactions	11,773,968	15,047,725

Total increase in net assets	19,967,201	12,444,746

Net Assets:
Beginning of period	43,104,771	30,660,025
End of period	$63,071,972	$43,104,771

Accumulated net investment income	$44,316	$32,460

Capital Share Transactions:
Shares sold	1,538,323	1,493,210
Shares reinvested	9,728	135,051
Shares redeemed	(535,336)	(136,120)
Net increase in capital share transactions	1,012,715	1,492,141

[1]	Net of redemption fee proceeds of $6,901 and $1,031, respectively.

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Small Cap Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30,			For the Period July 31, 2013* through June 30, 2014
	2017	2016	2015
Net asset value, beginning of period	$10.33	$11.45	$11.39	$10.00
Income from Investment Operations:
Net investment income[1]	0.01	0.03	0.02	0.03
Net realized and unrealized gain (loss) on investments	1.86	(0.58)	0.53	1.45
Total from investment operations	1.87	(0.55)	0.55	1.48

Less Distributions:
From net investment income	(0.01)	(0.02)	(0.01)	(0.02)
From net realized gain	(0.02)	(0.55)	(0.48)	(0.07)
Total distributions	(0.03)	(0.57)	(0.49)	(0.09)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$12.17	$10.33	$11.45	$11.39

Total return[3]	18.07%	(4.68)%	5.21%	14.88%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$63,072	$43,105	$30,660	$26,790

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.39%	1.68%	1.84%	2.21%[6]
After fees waived and expenses absorbed	1.15%[5]	1.20%	1.20%	1.20%[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.15)%	(0.20)%	(0.48)%	(0.69)%[6]
After fees waived and expenses absorbed	0.09%	0.28%	0.16%	0.32%[6]

Portfolio turnover rate	70%	57%	51%	55%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]
The Advisor has agreed to voluntarily waive its fees and/or to reimburse the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.08% of  the average daily net assets of the Fund’s shares from February 1, 2017, through October 31, 2017,  and the Advisor will not seek recoupment of any advisory fees waived or expenses absorbed during such period.  Prior to February 1, 2017, the advisor had contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% of the average daily net assets of the Fund.  Please see Note 3 for additional information.

[6]	Annualized.

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2017

Note 1 – Organization
Segall Bryant & Hamill All Cap Fund (the “All Cap Fund”) and Segall Bryant & Hamill Small Cap Value Fund (the “Small Cap Value Fund”) (each a “fund” and collectively the “Funds”) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The All Cap Fund commenced operations on July 31, 2013, and its primary investment objective is to provide long-term capital appreciation.  The Small Cap Value Fund commenced operations on July 31, 2013, and its primary investment objective is to provide long-term capital appreciation.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Segall Bryant & Hamill Funds
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2017

(c) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the open tax years ended June 30, 2015-2017, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Funds declare and pay dividends at least annually from net investment income and from net realized gains, if any.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Segall Bryant & Hamill (the “Advisor”).  Under the terms of the Agreement, the All Cap and Small Cap Value Funds pay a monthly investment advisory fee to the Advisor at the annual rate of 0.85% and 0.83%, respectively, of each Fund’s average daily net assets.  Prior to February 1, 2017, the Small Cap Value Fund paid monthly investment advisory fee at the annual rate of 0.95% of the fund’s average daily net assets.  The Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.10% of average daily net assets of the All Cap Fund.  The Advisor has contractually agreed to waive its fees and/or pay for other operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% of average daily net assets of the Small Cap Value Fund.  These agreements are in effect until October 31, 2017, and may be terminated before that date only by the Trust’s Board of Trustees.

Segall Bryant & Hamill Funds
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2017

In addition to its contractual expense limitation, the Advisor has also agreed to voluntarily waive its fees and/or to reimburse the Small Cap Value Fund to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.08% of  the average daily net assets of the Fund’s shares from February 1, 2017 through October 31, 2017.  Prior to February 1, 2017, the advisor had contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commission, dividend and interest expenses on shart sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% of the average daily net assets of the Fund. The Advisor will not seek recoupment of any advisory fees it waived or Fund expenses it paid during such period.

For the year ended June 30, 2017, the Advisor waived its advisory fees and absorbed other expenses totaling $159,002 and $137,635 for the All Cap and Small Cap Value Funds, respectively.  Other than voluntary limitations, the Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Funds for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred, provided that the reimbursement does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request.  The advisor may recapture all or a portion of this amount no later than the dates stated below:

	All Cap Fund	Small Cap Value Fund
2018	$173,235	$178,513
2019	149,081	154,304
2020	159,002	79,511
Total	$481,318	$412,328

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators.  For the year ended June 30, 2017, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

Segall Bryant & Hamill Funds
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2017

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended June 30, 2017, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At June 30, 2017, gross unrealized appreciation and depreciation on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	All Cap Fund	Small Cap Value Fund
Cost of investments	$52,721,016	$58,181,439

Gross unrealized appreciation	$11,021,749	$8,446,594
Gross unrealized depreciation	(557,219)	(3,099,094)

Net unrealized appreciation on investments	$10,464,530	$5,347,500

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended June 30, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
All Cap Fund	$325	$8,963	$(9,288)
Small Cap Value Fund	$525	$(8,466)	$7,941

As of June 30, 2017, the components of accumulated earnings on a tax basis were as follows:

	All Cap Fund	Small Cap Value Fund
Undistributed ordinary income	$-	$2,308,270
Undistributed long-term capital gains	406,263	1,382,669
Accumulated earnings	406,263	3,690,939

Accumulated capital and other losses	(14,248)	-
Unrealized appreciation on investments	10,464,530	5,347,500
Total accumulated earnings	$10,856,545	$9,038,439

As of June 30, 2017, All Cap Fund had $14,248 of late year losses, which are deferred until fiscal year 2018 for tax purposes. Net capital losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Segall Bryant & Hamill Funds
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2017

The tax character of distributions paid during the fiscal years ended June 30, 2017, and June 30, 2016 were as follows:

	All Cap Fund		Small Cap Value Fund
	2017	2016	2017	2016
Distributions paid from:
Ordinary Income	$13,583	$-	$33,070	$690,258
Net long-term capital gains	-	677,206	97,612	931,104
Total distributions paid	$13,583	$677,206	$130,682	$1,621,362

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended June 30, 2017 and for the year ended June 30, 2016, redemption fees were as follows:

	June 30, 2017	June 30, 2016
All Cap Fund	$1,174	$5,143
Small Cap Value Fund	6,901	1,031

Note 6 – Investment Transactions
For the year ended June 30, 2017, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
All Cap Fund	$32,618,490	$19,020,741
Small Cap Value Fund	47,180,024	36,329,410

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2017, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Segall Bryant & Hamill Funds
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2017

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2017, in valuing the Funds’ assets carried at fair value:

All Cap Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$60,272,120	$-	$-	$60,272,120
Short-Term Investments	2,913,426	-	-	2,913,426
Total	$63,185,546	$-	$-	$63,185,546

Segall Bryant & Hamill Funds
NOTES TO FINANCIAL STATEMENTS – Continued
June 30, 2017

Small Cap Value Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$59,307,860	$-	$-	$59,307,860
Short-Term Investments	4,221,079	-	-	4,221,079
Total	$63,528,939	$-	$-	$63,528,939

*	The Funds did not hold any Level 2 or 3 securities at period end.
[1]	All common stocks held in the Funds are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Note 10 – Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 11 - Recently Issued Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Note 12 – Events Subsequent to the Fiscal Year End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Segall Bryant & Hamill Funds

We have audited the accompanying statements of assets and liabilities of the Segall Bryant & Hamill All Cap Fund and Segall Bryant & Hamill Small Cap Value Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of June 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period July 31, 2013 (commencement of operations) through June 30, 2014.  These financial statements and financial highlights are the responsibility of the Funds’ management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.   Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Segall Bryant & Hamill All Cap Fund and Segall Bryant & Hamill Small Cap Value Fund as of June 30, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended and the period July 31, 2013 through June 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2017

Segall Bryant & Hamill Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income
For the fiscal year ended June 30, 2017, 100.00% and 26.63% of the dividends paid from net investment income, including short-term capital gains from the Fund (if any), for the All Cap Fund and the Small Cap Value Fund, respectively, is designated as qualified dividend income.

Corporate Dividend Received Deduction
For the fiscal year ended June 30, 2017, 100.00% and 26.56% of the dividends paid from net investment income, including short-term capital gains from the Fund (if any), for the All Cap Fund and the Small Cap Value Fund, respectively, qualifies for the dividend received deduction available to corporate shareholders.

Long Term Capital Gain
The All Cap Fund and Small Cap Value Fund designate $9,288 and $97,612, respectively, as long-term capital gain distribution.

Trustees and Officers Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (866) 490-4999. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	4	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	4	None.

Segall Bryant & Hamill Funds
SUPPLEMENTAL INFORMATION (Unaudited)  - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 11 portfolios).
Interested Trustees:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	4	Investment Managers Series Trust II, a registered investment company (includes 11 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014).  Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A

Segall Bryant & Hamill Funds
SUPPLEMENTAL INFORMATION (Unaudited)  - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
d
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds’ investment advisor also serves as investment advisor to the Segall Bryant & Hamill Emerging Markets Fund and Segall Bryant & Hamill International Small Cap Fund which are offered in a separate prospectus. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Segall Bryant & Hamill Funds
EXPENSE EXAMPLES
For the Six Months Ended June 30, 2017 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or redemption fees.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

All Cap Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/17	6/30/17	1/1/17 – 6/30/17
Actual Performance	$1,000.00	$1,095.90	$5.72
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.34	$5.51

*
Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Segall Bryant & Hamill Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended June 30, 2017 (Unaudited)

Small Cap Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/17	6/30/17	1/1/17 – 6/30/17
Actual Performance	$1,000.00	$1,011.60	$5.48
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.34	$5.50

*
Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Segall Bryant & Hamill Funds
Each a series of Investment Managers Series Trust

Investment Advisor
Segall Bryant & Hamill
540 West Madison Street, Suite 1900
Chicago, Illinois 60661

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine  04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Segall Bryant & Hamill All Cap Fund	SBHAX	46141P 784
Segall Bryant & Hamill Small Cap Value Fund	SBHVX	46141P 776

Privacy Principles of the Segall Bryant & Hamill Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Segall Bryant & Hamill Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (866) 490-4999, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 490-4999 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Funds at (866) 490-4999. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Householding Mailings
To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 490-4999 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Segall Bryant & Hamill Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (866) 490-4999

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-490-4999.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2017	FYE 06/30/2016
Audit Fees	$29,900	$29,600
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2017	FYE 06/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 06/30/2017	FYE 06/30/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	09/08/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	09/08/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	09/08/2017